IMPORTANT MESSAGE TO STOCKHOLDERS OF ROYCE MICRO-CAP TRUST, INC.A Special Meeting of Stockholders for Royce Micro-Cap Trust, Inc. is scheduled to be held on JULY 14, 2020. Proxy materials are being mailed to you for your review. DO NOT DISCARD THE ENVELOPE WHEN IT ARRIVES. It will contain time-sensitive voting materials that require a response from you as a stockholder. The Board of Directors unanimously recommends that you vote IN FAVOR OF THE PROPOSAL SET FORTH IN THE PROXY STATEMENT.You can also review information about the Special Meeting of Stockholders online at: www.ReadOurMaterials.com/rmtIf you have any questions, please call the firm assisting us with the solicitation toll-free at 877-825-8793.Thank you!

Royce Micro-Cap Trust, Inc. c/o Innisfree M&A Incorporated FDR Station P.O. Box 5155New York, NY 10150-5155PRESORTED FIRST CLASS MAIL U.S. POSTAGE PAID PERMIT No. 14 HICKSVILLE, NY 11801 ATTENTION Royce Micro-Cap Trust, Inc. Stockholders:You are invited to review the proxy materials posted online in advance of the Special Meeting of Stockholders scheduled to be held on July 14, 2020.Please go online to: www.ReadOurMaterials.com/rmtIf you have any questions, please call the firm assisting us with the solicitation toll-free at 877-825-8793.

RGT

Your Vote Is Important No Matter How Many or How Few Shares You Own May 15, 2020 Dear Stockholder, In the coming weeks, you will have an important decision to make regarding the future of your investment in Royce Micro-Cap Trust, Inc. (the “Fund”). On July 14, 2020, we are scheduled to hold a Special Meeting of Stockholders (the “Special Meeting”) to approve a new investment advisory agreement with Royce Investment Partners (“Royce”)1. Royce is the Fund’s investment manager. In that role, Royce has developed and implemented the investment strategy that has enabled the Fund to consistently outperform its benchmark2. Your vote is necessary to approve the investment advisory agreement because of a transaction involving Royce’s indirect parent company, Legg Mason Inc. (“Legg Mason”). As you may be aware, Legg Mason has agreed to be acquired by Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton. The transaction will create one of the world’s largest independent, specialized global investment managers with a total of $1.5 trillion in assets under management3. Together, the combined organization will have greater scale, broader distribution capabilities, and new opportunities to grow. Upon completion of this transaction, Royce will become a majority-owned, indirect subsidiary of Franklin Templeton but will continue to operate on a standalone basis. Franklin Templeton’s acquisition of Legg Mason will result in what is commonly called a “change of control,” and this will cause the Fund’s current investment advisory agreement to terminate in accordance with its terms as required by applicable law. Accordingly, stockholders are being asked to vote to approve a new investment advisory agreement so that the Fund’s operations can continue uninterrupted after the Franklin Templeton-Legg Mason transaction is completed. What this Means for Stockholders Importantly, the new investment advisory agreement will be substantially identical to the current agreement. There will be no changes to the Fund’s portfolio management personnel, investment objective, principal investment strategy, or investment guidelines. The contractual investment advisory fee rate will also remain the same. In short, if the agreement is approved, the Fund will continue operating as it always has. Support the Fund Manager that Has a Strong Track Record of Outperformance Stockholder approval of the investment advisory agreement will provide the Fund the opportunity to continue its track record of outperformance, which has included: Consistently outperforming the Fund’s benchmark2 over key timeframes, including year-to-date and over the past 1-, 3-, 20- ,and 25-year periods ended 3/31/20, as well as since the Fund’s inception (12/14/1993)4 Outperforming the benchmark2 from the 8/31/18 index peak through 3/31/204 Outperforming the comparable open-end Morningstar category average (US Fund Small Blend)5 over key timeframes, including year-to-date and over the past 1-, 3-, 5-, 10-, and 15-year periods through 3/31/204 Actively managing our micro-cap portfolio through our differentiated investment strategy, with a high Active Share of 95%6 Protect the Value of Your Investment — Vote the WHITE Proxy Card Today The Royce Micro-Cap Trust Board of Directors unanimously recommends that stockholders vote on the WHITE proxy card “FOR” the approval of the new investment advisory agreement with Royce. If stockholders do not approve the agreement, the Fund may be forced to seek approval to liquidate. Liquidation could result in a meaningful loss of value for stockholders, particularly during this period of significant market volatility.

Vote “FOR” the Investment Advisory Agreement on the WHITE Proxy Card Today to Protect the Value of Your Investment An investor is soliciting votes to oppose the adoption of the new investment advisory agreement, and you may receive a proxy card of a different color from such investor. Its arguments are not novel and have been recycled from its numerous campaigns at other funds. Indeed, we believe this activist investor is pursuing a self-serving agenda, attempting to liquidate the Fund for its own short-term gain at the expense of long-term stockholders like you. Your vote is important, no matter how many or how few shares you own. We urge you to vote on the WHITE Proxy Card “FOR” the proposal put forward by Royce Micro-Cap Trust. This will ensure that Royce continues operating the Fund and executing the strategy that is delivering outperformance for you year after year. Thank you for your continued support. Sincerely, The Royce Micro-Cap Trust, Inc. Board of Directors Your Vote is Important, No Matter How Many or How Few Shares You Own You can vote by internet, telephone or by signing and dating the WHITE Proxy Card and mailing it in the envelope provided. If you have any questions about how to vote your shares or need additional assistance, please contact: Innisfree M&A Incorporated Stockholders Call Toll Free: (877) 825-8793 Banks and Brokers Call: (212) 750-5833 REMEMBER We urge you not to vote using any other colored proxy card as doing so will revoke your vote on the WHITE proxy card. 1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners 2 Fund benchmark is the Russell 2000 Index, an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index 3 Based on Legg Mason and Franklin Templeton assets under management as of 1/31/20 4 Returns calculated on an NAV basis 5 For the Morningstar Small Blend Category: © 2020 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor alue characteristics predominate 6 Active Share: The sum of the absolute values of the different weightings of each holding in the Portfolio versus each holding in the benchmark, divided by two. Active Share is a measure of how much an actively managed portfolio diverges from its benchmark. A higher Active Share number is generally interpreted as indicating the portfolio is more active and less like a passive index Forward-looking Statement This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s filings with the U.S. Securities and Exchange Commission, including the Fund’s Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement.